Exhibit 10.26

ADOPTION AGREEMENT #01005
PROTOTYPE UNLIMITED PROFIT-SHARING
PLAN AND TRUST

The undersigned Employer hereby adopts the Sponsor’s Prototype Unlimited Profit-Sharing Plan in the form of a nonstandardized Plan, as set out in this Adoption Agreement and the Prototype Defined Contribution Plan Document #01, and agrees that the following definitions, elections and terms shall be part of such Plan.

GENERAL INFORMATION

1.     (a)   Name & Street Address of Employer:
BioFuel Energy, L.L.C.
1801 Broadway, Suite 1060
Denver CO 80202

(b)	Employer: (X) is ( ) is not part of a Controlled Group or Affiliated Service Group. If “yes”, complete Attachment A.

2. Phone: (303) 592-8110

3. Trustee/Custodian: Michael N. Stefanoudakis or Scott H Pearce

4. Type of Business Entity:    (   ) C Corporation, Date of Incorporation __________
( ) S Corporation, Date of Incorporation __________
( ) Partnership; ( ) Sole Proprietor
(X) Other: L.L.C.

5. Employer’s Taxable Year: 12-31

6. EIN #: 20-4667370

7. 3-Digit Plan Number: 001

8. Business Code: 325900

9. Plan Administrator: (X) (a) Employer
                (   ) (b) Other (Specify): ____________________

10. Sponsor:      Penserv, Inc.
Address:	420 Dresher Road, Suite 100
Horsham PA 19004
Phone:	(215) 444-9812

11. Depository: MFS Investments
500 Boylston Street
Boston MA

12. This is a: (X) (a) new plan with an effective date of: 05-01-2006

( )	(b)	restatement of a plan previously adopted by the Employer with an effective date of: __________ and an initial effective date of: __________

(   ) (c) amendment of a plan with an effective date of:  and an initial effective date of: __________

( )	(d)
merger, amendment and restatement of the __________ and the _______________ into the _______________. The Effective Date of the merger is: __________. The initial Effective Date of the surviving plan was: __________.

( )	(e)	restatement of the ___________effective __________, and a restatement of the __________ effective ___________, and a merger of the ___________ into the___________.

13. This Plan shall be governed by the laws of: Colorado

14. Plan Year shall mean:

( )	(a)	calendar year; or

( )	(b)	the 12-consecutive month period beginning on ________;or

(X)	(c)	an initial short Plan Year beginning on 05-01-2006 and ending on 12-31-2006 and thereafter the 12-consecutive month period beginning on 01-01 and ending on 12-31.

15. The Limitation Year shall mean:

( )	(a)	calendar year; or

( )	(b)	the 12-consecutive month period beginning on _____________;or

(X)	(c)	an initial short Plan Year beginning on 05-01-2006 and ending on 12-31-2006 and thereafter the 12-consecutive month period beginning on 01-01 and ending on 12-31.

16. Valuation Date(s) is (are):

(X)	(a)	daily;

( )	(b)	the last day of the Plan Year; or

( )	(c)	the last day of the following months of the Plan Year: ____________________

( )	(d)	other: ______________________________

17. Compensation shall mean all of each Participant’s:

(a)   (X) (1) Form W-2 wages; or

( )	(2)	Section 3401(a) wages; or

( )	(3)	415 Safe-Harbor Compensation.

(b)	Compensation shall be determined over the following Determination period:

(X)	(1)	the Plan Year; or

( )	(2)
a consecutive 12-month period ending with or within the Plan Year. Enter the day and the month this period begins: ____ (day) ____ (month). For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year.

(c)
Compensation (X) shall (   ) shall not include Employer Contributions made pursuant to a salary reduction agreement which are not includible in gross income of the Employee under Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

(d)	For purposes of allocating Employer Contributions, Compensation (X) shall ( ) shall not include amounts paid prior to a Participant’s Entry Date.

(e)	Compensation for purposes of determining the allocation of Employer Contributions shall not include:

( )	(1)	overtime;

( )	(2)	bonuses;

( )	(3)	other (specify): ______________________________

(X)	(4)	no exclusions (must be elected if allocation is integrated with Social Security).

18. (a) Early Retirement Age shall mean:

( )	(1)	not applicable;

(X)	(2)	age 55 (not less than age 55) and completion of 0 Years of Service.

(b)	Normal Retirement Age shall mean:

(X)	(1)	age 59 (not to exceed age 65); or

( )	(2)
the later of age ___ (not to exceed age 65) and the ___ (not to exceed 5th) anniversary of the Participation Commencement Date. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (a) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (b) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation Commencement Date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

(c)	Definition of Highly Compensated Employee:

( )	(1)
In determining who is a Highly Compensated Employee the Employer makes a top paid group election. The effect of this election is that an Employee (who is not a 5-percent owner at any time during the Determination year or the look-back year) with Compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.

(X)	(2)
In determining who is a Highly Compensated Employee (other than as a 5-percent owner) the Employer makes a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

ELIGIBILITY

19. All Employees of the Employer (including employers required to be aggregated under Sections 414(b),(c), (m), or (o) of the Code) will be eligible to participate in this Plan except the following:

(X)	(a)	Employees who have not attained age 18 (Cannot exceed age 21).

(X)	(b)
Employees who have not completed 1/12 Year(s) of Service. (Cannot exceed 1 year unless the Plan provides a nonforfeitable right to 100 percent of the Participant’s account balance derived from Employer Contributions after not more than 2 Years of Service in which case up to 2 years is permissible. If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.)

20. All Employees who are members of eligible classes of Employees shall be eligible to participate in the Plan except:

(X)	(a)	Employees included in a unit of Employees covered by a Collective Bargaining Agreement as described in Section 14.07 of the Plan.

(X)	(b)	Employees who are Nonresident Aliens as described in Section 14.25 of the Plan.

( )	(c)
Employees who become Employees as the result of a “§410(b)(6)(C) transaction”. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “§410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business.

( )	(d)	Employees of the following employer(s) aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code: ___________________________________________

(X)	(e)	Employees leased from: All

( )	(f)	Hourly Rated Employees

(X)	(g)	Other (specify): All independent contactors

21. Eligibility under the Plan will be extended to all Employees who satisfied the eligibility requirements of this Plan with the following prior employer(s): ________________________________________

22. The eligibility and service requirements in Item #19 above (X) are (   ) are not waived with respect to Employees employed on the Effective Date of this Plan. If these requirements are waived, such Employees shall become Participants in the Plan as of the Effective Date of the Plan.

SERVICE

23.  Service for eligibility and vesting will be determined on the basis of the method selected below. Only one method may be selected and such method will be applied to all Employees covered under the Plan.

(X)	(a)	On the basis of actual hours for which an Employee is paid or entitled to payment.

( )	(b)
On the basis of days worked. An Employee will be credited with ten (10) hours of service if under Section 14.21 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

( )	(c)
On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under Section 14.21 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

( )	(d)
On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under Section 14.21 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

( )	(e)
On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under Section 14.21 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

( )	(f)	On the basis of Elapsed Time, as provided for in Section 14.37(b) of the Plan. (Do not complete Items 24 and 25).

24. A Year of Service shall mean a 12-consecutive month period during which an Employee completes at least 1000 (not to exceed 1000) Hours of Service with the Employer.

25. A Break in Service shall mean a 12-consecutive month period during which an Employee does not complete more than 500 (not to exceed 500) Hours of Service.

26. Subsequent Eligibility Computation Periods under Section 2.02(a) shall commence with:

( )	(a)	the anniversary of the Employee’s Employment Commencement Date; or

(X)	(b)	the Plan Year which commences prior to the Employee’s first anniversary of his Employment Commencement Date.

27. Subsequent Vesting Computation Periods under Section 5.03(b) shall commence with:

( )	(a)	the anniversary of the Employee’s Employment Commencement Date; or

(X)	(b)	the Plan Year which commences prior to the Employee’s first anniversary of his Employment Commencement Date.

ENTRY DATE

28. An Employee who has completed the eligibility requirements shall enter the Plan on the following Entry Date:

( )	(a)	There are no age and service requirements. Entry Date shall mean the Employee’s date of employment.

( )	(b)	the day on which the Employee satisfies the eligibility requirements.

( )	(c)	the first day of the Plan Year in which the Employee satisfies the eligibility requirements.

( )	(d)	the first day of the first month or the first day of the 7th month of the Plan Year coinciding with or next following the satisfaction of the Plan’s eligibility requirements.

( )	(e)	the first day of the month in which the Employee satisfies the eligibility requirements.

(X)	(f)	the first day of the following month after the Employee satisfies the eligibility requirements.

( )	(g)	the first day of the Plan Year which immediately follows the Plan Year in which the Employee satisfies the eligibility requirements.

Note: Option (g) may not be selected unless the maximum age and service requirements selected under Items #19 and 51 are reduced by 1/2 year.

( )	(h)	the first day of each of the following months of the Plan Year (must include the 1st and the 7th month of the Plan Year): ____________________

( )	(i)	Other: ____________________

29.  Notwithstanding the Entry Date selected in Item 28 above, an Employee who has completed the eligibility requirements as of 12-01-2006 will (leave blank if inapplicable) will become a Participant immediately on such date, or the Entry Date specified in Item 28, if earlier.

EMPLOYER CONTRIBUTIONS

30.	( )
Employer Contributions will be allocated to each Participant in the ratio that such Participant’s Compensation bears to the Compensation of all Participants. Note: If this Item is selected, Item 35 does not apply.

31. Employer Contributions (   ) shall (X) shall not be limited to the Employer’s current or accumulated profits.

32. Uniform Points Allocation Formula (   ) shall (X) shall not apply.

( )	(a)	Each Participant will receive ____ points for each (must select age or service)

( )	(1)	____ Years of Age; or

( )	(2)	____ Years of Service

( )	(b)	Each Participant will receive the following points for:

(1) ____ points for ____ Years of Age; plus

(2) ____ points for ____ Years of Service.

(c)	Each Participant’s allocation shall bear the same relationship to the Employer Contribution as his or her total points bears to all points awarded.

33. Employer Profit Sharing Contributions for a Plan Year shall be allocated as of the final Valuation Date of the Plan Year as follows:

(X)	(a)	Employer Contributions for a Plan Year shall be allocated among the accounts of each Participant who:

( )	(1)	is credited with an Hour of Service for the Plan Year.

( )	(2)	is credited with ____ (not to exceed 1,000) Hours of Service for the Plan Year.

(X)	(3)	is credited with 1000 (not to exceed 1,000) Hours of Service for the Plan Year and is employed by the Employer on the last day of the Plan Year.

(X)	(b)	A Participant who retires during the Plan Year shall share in Employer Contributions:

(X)	(1)	regardless of the Participant’s satisfaction of the requirements of 33(a) above.

( )	(2)	only if the Participant satisfies the requirements of 33(a) above.

(X)	(c)	A Participant who dies during the Plan Year shall share in Employer Contributions:

(X)	(1)	regardless of the Participant’s satisfaction of the requirements of 33(a) above.

( )	(2)	only if the Participant satisfies the requirements of 33(a) above.

(X)	(d)	A Participant who becomes Disabled during the Plan Year shall share in Employer Contributions:

(X)	(1)	regardless of the Participant’s satisfaction of the requirements of 33(a) above.

( )	(2)	only if the Participant satisfies the requirements of 33(a) above.

(X)	(e)
Participants who terminate employment during the Plan Year with less than 1000 Hours of Service and who are not Employees as of the last day of the Plan Year (   ) shall (X) shall not receive an allocation of Employer Contributions.

34.   The Employer (X) shall (   ) shall not make contributions on behalf of Disabled Participants on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, and contributions made on behalf of such Participant will be nonforfeitable when made. Compensation will mean Compensation as that term is defined in Section 14.39 of the Plan.

SOCIAL SECURITY INTEGRATION

35. The allocation of Employer Contributions and forfeitures (X) shall (   ) shall not be integrated with Social Security.

36. If the allocation of Employer Contributions and forfeitures is integrated with Social Security complete the following:

(a)	The Integration Level will be:

( )	1.	$_____ (may not exceed the Taxable Wage Base).

(X)	2.	the Taxable Wage Base in effect on the first day of each Plan Year.

( )	3.	____% of the Taxable Wage Base in effect on the first day of each Plan Year (may not exceed 100%).

(b)	The Excess Contribution Percentage (which may not exceed the Profit-Sharing Maximum Disparity Rate described in Section 3.04(e) of the Plan) will be 5.7.

EMPLOYEE CONTRIBUTIONS

37.	(a)	Employee Rollover Contributions ( ) will, or (X) will, but only after becoming a Participant, or ( ) will not be permitted.

(b)	Employee Transfer Contributions ( ) will, or (X) will, but only after becoming a Participant, or ( ) will not be permitted.

(c)	Employee Nondeductible Contributions ( ) will, or (X) will not be permitted.

(d)	Employee Mandatory Contributions ( ) will, or (X) will not be permitted.

VESTING AND FORFEITURE REQUIREMENTS

38.   Each Participant’s vested percentage in his Employer Contribution Account shall be determined as follows:

Note: The Employer may choose one Formula from (a), and must choose one from (b) below. Failure to make an election under (a) shall mean the election under (b) shall always apply.

(a)	Non-Top-Heavy Vesting Formulas: The following Vesting Formula shall apply in years in which the Plan is not Top-Heavy.

( )	(1)	Vesting Formula #1 - 100% vested after ______ (not to exceed five) Years of Service.

( )	(2)	Vesting Formula #2:

Years of Service	Vested Percentage
Less than 1	__________
1	__________
2	__________
3	__________	(not less than 20%)
4	__________	(not less than 40%)
5	__________	(not less than 60%)
6	__________	(not less than 80%)
7 or more	100%

(X)	(3)	The Top-Heavy Vesting Formula selected below shall apply at all times.

(b)	Top-Heavy Vesting Formulas: The following Vesting Formula shall apply in years in which the Plan is Top-Heavy.

( )	(1)	Vesting Formula #3 - 100% vested at all times

( )	(2)	Vesting Formula #4 - 100% vested after ________ (not to exceed three) Years of Service.

(X)	(3)	Vesting Formula #5

Years of Service	Vested Percentage
Less than 1	0
1	34
2	67	(not less than 20%)
3	100	(not less than 40%)
4	100	(not less than 60%)
5	100	(not less than 80%)
6	100%

If the Vesting Formula under the Plan shifts in or out of the above Formula for any Plan Year because of the Plan’s Top-Heavy status, such shift is an amendment of the Vesting Formula and the election in Section 12.03 of the Plan applies.

( )	(c)	All Participants as of ___________ will be 100% vested as of the earlier of such date or the date specified by the Vesting Formula selected above.

39.	(a)	All of an Employee’s Years of Service with the Employer are counted to determine the nonforfeitable percentage in the Employee’s account balance derived from Employer Contributions except:

(X)	(1)	Years of Service before age 18.

( )	(2)	Years of Service during a period for which the Employee made no Mandatory Contributions.

( )	(3)	Years of Service before the Employer maintained this Plan or a predecessor plan.

( )	(4)	Years of Service before January 1, 1971, unless the Employee has had at least 3 Years of Service after December 31, 1970.

( )	(5)
Years of Service before the effective date of ERISA if such service would have been disregarded under the Break in Service rules of the prior plan in effect from time to time before such date. For these purposes, Break in Service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time.

(b)	Years of Service for eligibility and vesting purposes will also include:

( )	(1)	Years of Service with the following named predecessor employers: _______________________

( )	(2)	Years of Service with the following named predecessor employers during the time a qualified plan was maintained: _______________________

40. Nonelective contribution forfeitures not used to restore Participant’s Accounts will be (choose one):

( )	(a)	allocated in addition to the Employer Contributions;

(X)	(b)	used to reduce otherwise required Employer Contributions; or

( )	(c)	used to reduce Employer Matching Contributions and any remainder allocated in addition to the Employer Contribution.

41. Forfeitures arising on account of distribution of a Participant’s vested benefit, shall be allocated as of the last day of the Plan Year which is concurrent with or next follows:

(X)	(a)	Employee’s termination of employment;

( )	(b)	Employee having incurred a 1-year Break in Service;

( )	(c)	Employee having incurred 2 consecutive 1-year Breaks in Service; or

(   ) (d) Employee having incurred 5 consecutive 1-year Breaks in Service.

TOP-HEAVY REQUIREMENTS

42. Top-Heavy Status of Plan:

( )	(a)	The Plan is deemed to be a Top-Heavy Plan and Article VIII shall apply at all times.

(X)	(b)	Article VIII shall apply only if the Plan is or becomes a Top-Heavy Plan.

43. Present Value: For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following: Interest Rate: ____% Mortality Table: ____

Valuation Date: For purposes of computing the Top-Heavy Ratio the Valuation Date shall be _____ of each year.

(X) Not applicable, the Employer does not maintain a defined benefit plan.

44. If the Employer maintains another plan or plans covering any Participant under this Plan, the minimum allocation requirements applicable to Top-Heavy Plans:

(X)	(a)	will be met in this Plan.

( )	(b)	will not be met in this Plan but will be met in the following plan or plans: _______________________

45. If any minimum allocation is required under Article VIII such allocations shall be made to the following Participants:

( )	(a)	all Participants; or

(X)	(b)	only Non-Key Employees who are Participants.

46. The benefit options under the Plan include the following (check all options which apply):

(X)	(a)	Single sum payment.

(X)	(b)	Installment Payments over Single or Joint Life Expectancy.

( )	(c)	Annuity Payments over the life or joint lives of the Participant and Beneficiary.

( )	(d)	If under the Plan a benefit will be paid in the form of a Joint and Survivor Annuity, the survivor annuity will be:

( )	(1)	50%

( )	(2)	100%

( )	(3)	____% (not less than 50% and not greater than 100%) of the annuity payable during the joint lives of the Participant and Spouse.

If “(c)” is selected such annuity shall become the normal form of retirement benefit.

DISTRIBUTIONS

47. Unless earlier distribution is required by Sections 10.02 or 5.04 of the Plan, if a Participant terminates employment for a reason other than retirement on or after the Participant’s Normal Retirement Age, death or Disability of the Participant, the Participant shall be eligible for payment of benefits as soon as administratively feasible following the:

( )	(a)	last day of the Plan Year coincident with or next following the date of termination.

( )	(b)	last day of Plan Year after the Participant incurs ____ (up to 5) consecutive 1-year Breaks in Service.

(X)	(c)	date of termination.

48.	(a)	In-Service distributions (X) are ( ) are not available.

(b)	The following In-Service provisions apply to this Plan (check all that apply to this Plan and the contribution to which they apply):

( ) (1) The 24-month rule;	( ) Nonelective	( ) Voluntary/Mandatory	( ) Matching
( ) (2) The 60-month participation rule;	( ) Nonelective	( ) Voluntary/Mandatory	( ) Matching
(X) (3) Hardship distribution provisions;	(X) Nonelective	( ) Voluntary/Mandatory	(X) Matching
(X) (4) Financial Hardship	(X) Elective Deferrals	( ) Other: _________________
(X) (5) Attainment of age 59.5	(X) Nonelective	( ) Voluntary/Mandatory	(X) Matching
(X) (6) Attainment of age 59 1/2	(X) Elective Deferrals

(c)	Rollover/Transfer Contributions are available for distribution:

(X)	(1)	at any time; or

( )	(2)	based on the Nonelective distribution rules of the Plan.

(d)	The Required Beginning Date of a Participant with respect to a Plan is (select one):

( )	(1)	the April 1 of the calendar year following the calendar in which the Participant attains age 70½.

(X)	(2)
the April 1 of the calendar year following the calendar year in which the Participant attains age 70½, except that benefit distributions to a Participant (other than a 5-percent owner) with respect to benefits accrued after the later of the Adoption or Effective Date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires.

( )	(3)
the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½. (Also select (i), (ii), and/or (iii), whichever is applicable. (iii) must be selected to the extent that there would otherwise be an elimination of a preretirement age 70½ distribution option for Employees older than those listed above.)

(   ) (i)     Any Participant attaining age 70½ in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70½ , (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996)

( )	(ii)
Any Participant attaining age 70½ in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is either (select one)

(   ) (A) a new Annuity Starting Date upon recommencement, or

(   ) (B) no new Annuity Starting Date upon recommencement.

( )	(iii)
The preretirement age 70½ distribution option is only eliminated with respect to Employees who reach age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70½ distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70½ and ends April 1 of the immediately following calendar year.

LOAN PROVISIONS

49. Loans to Participants (X) are (   ) are not available.

INSURANCE PROVISIONS

50.  The Trustee (   ) shall (X) shall not be authorized to purchase life insurance contracts on the lives of the Participants; and shall purchase such life insurance at the direction of the (   ) Plan Administrator (   ) the Participant.

INVESTMENT PROVISIONS

51. The Trustee shall invest in accordance with the provisions of the Trust Agreement attached hereto.

52.   If elected below, the Trustee is authorized to invest an amount not to exceed the percentage of Plan assets specified in qualified employer securities (as defined in Section 407(d)(5) of ERISA).

( )	(a)	Investment in qualified employer securities is not permitted.

(X)	(b)	Investment in qualified employer securities is permitted in an amount not to exceed 50% of Plan assets.

CASH OR DEFERRED PLAN ELECTIONS

Note:	The following CODA provisions shall apply: (X) Traditional 401(k) (Article XV applies); ( ) Safe Harbor 401(k) (Article XVI applies); or ( ) SIMPLE 401(k) (Article XVII applies).

53. Eligibility and Service Requirements:

(a)	Elective Deferrals:

(1) Each Employee will be eligible to participate in this Plan in accordance with Section 15.01, except the following:

(X)	(i)	Employees who have not attained age 18. (Cannot exceed age 21).

(X)	(ii)	Employees who have not completed 1/12 Year(s) of Service. (Cannot exceed one year)

(2) All Employees who are members of eligible classes of employees shall be eligible to participate in the Plan except:

(X)	(i)	Employees included in a unit of Employees covered by a Collective Bargaining Agreement as described in Section 14.07 of the Plan.

(X)	(ii)	Employees who are Nonresident Aliens as described in Section 14.25 of the Plan.

( )	(iii)
Employees who become Employees as the result of a “§410(b)(6)(C) transaction”. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “§410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business.

( )	(iv)	Employees of the following employer(s) aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code: ______________________________________________

(X)	(v)	Employees leased from: All

( )	(vi)	Hourly Rated Employees

(X)	(vii)	Other (specify): All independent contractors

(3)   The eligibility and service requirements outlined above (X) are (   ) are not waived with respect to Employees employed on the Effective Date of this Plan. If these requirements are waived, such Employees shall become Participants in the Plan as of the Effective Date of the Plan.

(b)	Qualified Matching Contributions:

(1) Each Employee will be eligible to participate in this Plan in accordance with Section 15.01, except the following:

(X)	(i)	Employees who have not attained age 18. (Cannot exceed age 21).

(X)	(ii)	Employees who have not completed 1/12 Year(s) of Service. (Cannot exceed two years)

(2) All Employees who are members of eligible classes of Employees shall be eligible to participate in the Plan except:

(X)	(i)	Employees included in a unit of Employees covered by a Collective Bargaining Agreement as described in Section 14.07 of the Plan.

(X)	(ii)	Employees who are Nonresident Aliens as described in Section 14.25 of the Plan.

( )	(iii)
Employees who become Employees as the result of a “§410(b)(6)(C) transaction”. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “§410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business.

( )	(iv) Employees of the following employer(s) aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code: ______________________________

(X)	(v)	Employees leased from: All

( )	(vi)	Hourly Rated Employees

(X)	(vii)	Other (specify): All independent contractors

(3)   The eligibility and service requirements outlined above (X) are (   ) are not waived with respect to Employees employed on the Effective Date of this Plan. If these requirements are waived, such Employees shall become Participants in the Plan as of the Effective Date of the Plan.

(c)	Qualified Nonelective Contributions:

(1)   Each Employee will be eligible to participate in this Plan in accordance with Section 15.01, except the following:

(X)	(i)	Employees who have not attained age 18. (Cannot exceed age 21).

(X)	(ii)	Employees who have not completed 1/12 Year(s) of Service. (Cannot exceed two years)

(2)   All Employees who are members of eligible classes of Employees shall be eligible to participate in the Plan except:

(X)	(i)	Employees included in a unit of Employees covered by a Collective Bargaining Agreement as described in Section 14.07 of the Plan.

(X)	(ii)	Employees who are Nonresident Aliens as described in Section 14.25 of the Plan.

( )	(iii)
Employees who become Employees as the result of a “§410(b)(6)(C) transaction”. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “§410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business.

( )	(iv)	Employees of the following employer(s) aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code: ______________________________________________

(X)	(v)	Employees leased from: All

( )	(vi)	Hourly Rated Employees

(X)	(vii)	Other (specify): All independent contractors

(3)   The eligibility and service requirements outlined above (X) are (   ) are not waived with respect to Employees employed on the Effective Date of this Plan. If these requirements are waived, such Employees shall become Participants in the Plan as of the Effective Date of the Plan.

(d)	Matching Contributions:

(1) Each Employee will be eligible to participate in this Plan in accordance with Section 15.01, except the following:

(X)	(i)	Employees who have not attained age 18. (Cannot exceed age 21).

(X)	(ii)	Employees who have not completed 1/12 Year(s) of Service. (Cannot exceed two years)

(2) All Employees who are members of eligible classes of Employees shall be eligible to participate in the Plan except:

(X)	(i)	Employees included in a unit of Employees covered by a Collective Bargaining Agreement as described in Section 14.07 of the Plan.

(X)	(ii)	Employees who are Nonresident Aliens as described in Section 14.25 of the Plan.

( )	(iii)
Employees who become Employees as the result of a “§410(b)(6)(C) transaction”. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “§410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business.

( )	(iv)	Employees of the following employer(s) aggregated with the Employer under Section 414(b), (c), (m), or (o) of the Code: ______________________________________________

(X)	(v)	Employees leased from: All

( )	(vi)	Hourly Rated Employees

(X)	(vii)	Other (specify): All independent contractors

(3)   The eligibility and service requirements outlined above (X) are (   ) are not waived with respect to Employees employed on the Effective Date of this Plan. If these requirements are waived, such Employees shall become Participants in the Plan as of the Effective Date of the Plan.

54. Elective Deferrals:

(a)
Amount of Elective Deferrals: A Participant may elect to have his Compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Plan Administrator:

(X)	(1)	an amount of at least 1% but not in excess of 50% of a Participant’s Compensation.

( )	(2)	an amount of at least $_______ but not in excess of ________ of a Participant’s Compensation.

( )	(3)
a percentage determined each year by the proprietor, partners, or Board of Directors of the Employer and communicated to the Participants on or before the pay period or periods in which such amount is deferred.

Note: No Participant shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

(b)	Timing of Elective Deferrals:

(1)   A Participant may elect to commence Elective Deferrals as of the first day of each calendar month (Date must be at least once each calendar year). Such election shall become effective as of the 1st pay period following the pay period during which the Participant’s election to commence Elective Deferrals was made, or as soon as administratively feasible thereafter. Such election may not be made retroactively.

(2)   The Participant will be permitted to change or discontinue the amount of his deferral election effective the beginning of the pay period coincident with or next following the “Change Date(s)” elected below:

( )	(i)	first day of the first month of the Plan Year.

( )	(ii)	first day of the first or the seventh month of the Plan Year.

( )	(iii)	first day of the first, fourth, seventh and tenth months of the Plan Year.

(X)	(iv)	first day of each month.

( )	(v)	each (at least annually): ______________________________

(3)  If a Participant elects to stop his Elective Deferrals at a time other than on a Change Date, he will be permitted to start again on:

(X)	(i)	the Change Date next following the date Elective Deferrals were stopped.

( )	(ii)	the Change Date following _____ after the Elective Deferrals were stopped.

(c)	Bonus Payments:

(X)	(1)	A Participant may base Elective Deferrals on cash bonuses that at the Participant’s election, may be contributed to the CODA or received by the Participant in cash.

(X)	(2)
A Participant shall be afforded a reasonable period to elect to defer amounts described in Subsection (a) above. Such election shall become effective as of the 1st (enter number) pay period following the pay period during which the Participant’s election to make such Elective Deferrals was made, or as soon as administratively feasible thereafter.

55. Matching Contributions:

(a)	The Employer will make Matching Contributions to the Plan on behalf of:

(X)	(1)	all Participants; or

( )	(2)	all Participants who are Nonhighly Compensated Employees.

(b)	Hours of Service requirement for allocation:

(X)	(1)
Employees who are employed by the Employer on the last day of the Plan Year with less than 1000 (not to exceed 1,000) Hours of Service for the Plan Year (   ) shall (X) shall not receive an allocation of Matching Contributions.

(X)	(2)
Employees who terminate employment during the Plan Year with less than 1000 (not to exceed 1,000) Hours of Service and who are not Employees as of the last day of the Plan Year (   ) shall (X) shall not receive an allocation of Matching Contributions.

(c)	Such Participants in (a) above will receive Matching Contributions with respect to:

(X)	(1)	Elective Deferrals; and/or

( )	(2)	Employee Contributions to the Plan.

(d)	The Employer shall contribute on behalf of each Participant a Matching Contribution equal to:

( )	(1)	____ percent of the Participant’s Elective Deferrals.

( )	(2)	____ percent of the Participant’s Employee Contributions.

( )	(3)	the Employer shall not match amounts provided in excess of $__________, or in excess of ____ percent, of the Participant’s Compensation.

(X)  (4) an amount, if any, determined by the Employer.

(e)
If hardship distributions are permitted, Matching Contributions (   ) will (X) will not be made with respect to Elective Deferrals withdrawn by the Plan Year end on a (   ) first in, first out basis (X) last in, first out basis.

(f)
Matching Contribution Compensation Period: Matching Contributions will be based on the following compensation period: ( ) weekly (X) bi-weekly (   ) quarterly (   ) annual (   ) other: ______________________________

56.	(a)	Vesting of Matching Contributions: Matching Contributions will be vested in accordance with the following Vesting Formula (choose one):

( )	(1)	nonforfeitable when made.

(X)	(2)	the Profit-Sharing Plan’s general Vesting Formula, other than that for Elective Deferrals.

( )	(3)	other (Must be one listed under Item 38): ______________________________

(b)	Forfeitures not used to restore Participant’s Matching Account will be (choose one):

( )	(1)	allocated in addition to Employer Contributions;

( )	(2)	used to reduce otherwise required Employer Contributions; or

(X)	(3)	used to reduce Employer Matching Contributions and any remainder allocated in addition to the Employer Contributions.

57. Qualified Matching Contributions:

(a)	The Employer will make Qualified Matching Contributions to the Plan on behalf of:

( )	(1)	all Participants; or

(X)	(2)	all Participants who are Nonhighly Compensated Employees.

(b)	Hours of Service requirement for allocation:

( )	(1)
Employees who are employed by the Employer on the last day of the Plan Year with less than ____ (not to exceed 1,000) Hours of Service for the Plan Year (   ) shall (   ) shall not receive an allocation of Qualified Matching Contributions.

(X)	(2)
Employees who terminate employment during the Plan Year with less than 1000 (not to exceed 1,000) Hours of Service and who are not Employees as of the last day of the Plan Year (   ) shall (X) shall not receive an allocation of Qualified Matching Contributions.

(c)	Such Participants in (a) above will receive Qualified Matching Contributions with respect to:

(X)	(1)	Elective Deferrals; and/or

( )	(2)	Employee Contributions to the Plan.

(d)	The Employer shall contribute on behalf of each Participant a Qualified Matching Contribution equal to:

( )	(1)	____ percent of the Participant’s Elective Deferrals.

( )	(2)	____ percent of the Participant’s Employee Contributions.

( )	(3)	the Employer shall not match amounts provided in excess of $____, or in excess of ____ percent, of the Participant’s Compensation.

(X)	(4)	an amount, if any, determined by the Employer.

(e)
If hardship distributions are permitted, Matching Contributions (   ) will (X) will not be made with respect to Elective Deferrals withdrawn by the Plan Year end on a (   ) first in, first out basis (X) last in, first out basis.

(f)	Qualified Matching Contribution Compensation Period: Qualified Matching Contributions will be based on the following compensation period:

(   ) weekly (   ) bi-weekly (   ) quarterly (X) annual (   ) other: ______________________________

58. Qualified Nonelective Contributions:

(a)
The Employer (X) shall (   ) shall not make Qualified Nonelective Contributions to the Plan. If the Employer does make such contributions to the Plan, then the amount of such contributions for each Plan Year shall be:

( )	(1)	____ percent (not to exceed 15%) of the Compensation of all Participants eligible to share in the allocation.

( )	(2)	percent of the net profits, but in no event more than $__________ for any Plan Year.

(X)	(3)	an amount, if any, determined by the Employer.

(b)	Hours of Service requirement for allocation:

( )	(1)
Employees who are employed by the Employer on the last day of the Plan Year with less than ____ (not to exceed 1,000) Hours of Service for the Plan Year (   ) shall (   ) shall not receive an allocation of Qualified Nonelective Contributions.

(X)	(2)
Employees who terminate employment during the Plan Year with less than 1000 (not to exceed 1,000) Hours of Service and who are not Employees as of the last day of the Plan Year (   ) shall (X) shall not receive an allocation of Qualified Nonelective Contributions.

(c)	The allocation of Qualified Nonelective Contributions shall be made to the accounts of:

( )	(1)	all Participants; or

(X)	(2)	only Nonhighly Compensated Participants.

(d)	The allocation of Qualified Nonelective Contributions shall be made:

(X)	(1)	in the ratio which each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

( )	(2)	in the ratio which each Participant’s Compensation not in excess of $______ for the Plan Year bears to the total Compensation of all Participants not in excess of $______ for such Plan Year.

59.	Actual Deferral Percentage Test:

(a)
Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage. In determining Elective Deferrals for the purpose of the ADP Test, the Employer shall include:

( )	(1)	Qualified Matching Contributions; and/or

(X)	(2)	Qualified Nonelective Contributions under this Plan or any other Plan of the Employer, as provided by regulations under the Code.

(b)
The amount of Qualified Matching Contributions made under Section 14.86 and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

( )	(1)	all such Qualified Matching Contributions; or

(X)	(2)
such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage Test in Section 15.04. (Box 2 can only be checked if the Employer has elected in Item #60(e) to use the Current Year Testing method.)

(c)
The amount of Qualified Nonelective Contributions made under Section 14.88 and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

( )	(1)	all such Qualified Nonelective Contributions; or

(X)	(2)
such Qualified Nonelective Contributions that are needed to meet the Actual Deferral Percentage Test stated in Section 14.71. (Box 2 can only be checked if the Employer has elected in Item 60(e) to use the Current Year Testing method.)

(X)	(d)
If this is not a successor plan, then, if checked, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP used in the ADP Test for Participants who are Nonhighly Compensated Employees shall be such first Plan Year’s ADP. (Do not check this box if the Employer has elected in Item #60(e) to use the Current Year Testing method.)

60. Average Contribution Percentage Test:

(a)	In computing the Average Contribution Percentage (ACP), the Employer shall take into account, and include as Contribution Percentage Amounts:

(X)	(1)	Elective Deferrals; or

(X)	(2)	Qualified Nonelective Contributions under this Plan or any other plan of the Employer, as provided by regulations.

(b)
The amount of Elective Deferrals made under Section 14.77 and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

( )	(1)	all such Elective Deferrals; or

(X)	(2)
such Elective Deferrals that are needed to meet the Average Contribution Percentage Test stated in Section 15.15. (Box 2 can only be checked if the Employer has elected in Item #60(e) to use the Current Year Testing method.)

(c)
The amount of Qualified Nonelective Contributions that are made under Section 15.86, and taken into account as Contributions Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

( )	(1)	all such Qualified Nonelective Contributions; or

(X)	(2)
such Qualified Nonelective Contributions as are needed to meet the Average Contributions Percentage Test stated in Section 15.12. (Box 2 can only be checked if the Employer has elected in Item#60(e) to use the Current Year Testing method.)

( )	(d)
If this is not a successor plan, then, if checked, for the first Plan Year this Plan permits any Participant to make Employee Contributions, provides for Matching Contributions or both, the ACP used in the ACP Test for Participants who are Nonhighly Compensated Employees shall be such first Plan Year’s ACP. (Do not check this box if the Employer has elected in Item 60(e) to use the Current Year Testing method.)

(X)	(e)
If checked, this Plan is using the Current Year Testing method for purposes of the ADP and ACP Tests. (This box cannot be “unchecked” for a Plan Year unless (1) the Plan has been using the Current Year Testing method for the preceding 5 Plan Years, or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or superseding guidance) for changing from the Current Year Testing method.)

61.
Distributions of Excess Elective Deferrals: Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Plan Administrator by 03-15 (Specify a date before April 15th).

62.	Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions shall be:

(X)	(a)
applied to reduce Employer Contributions for the Plan Year in which the excess arose, but allocated as in “b”, below, to the extent the excess exceeds Employer contribution or the Employer has already contributed for such Plan Year; or

( )	(b)
allocated, after all other forfeitures under the Plan, to the Matching Contribution account of each Nonhighly Compensated Employee who made Elective Deferrals or Employee Contributions in the ratio which each such Employee’s Compensation for the Plan Year bears to the total Compensation of all such Employees for such Plan Year.

SAFE HARBOR CODA PROVISIONS

63.	Safe Harbor CODA Provisions

(a)	ADP Test Safe Harbor Contributions: In lieu of Basic Matching Contributions, the Employer will make the following contributions for the Plan Year [Select either or both]:

( )	(1)	Enhanced Matching Contributions

The Employer will make Matching Contributions to the account of each Eligible Employee in an amount equal to the sum of:

(i)	the Employee’s Elective Deferrals that do not exceed ___ percent of the Employee’s Compensation for the Plan Year plus

(ii)
___ percent of the Employee’s Elective Deferrals that exceed ___ percent of the Employee’s Compensation for the Plan Year and that do not exceed ___ Percent of the Employee’s Compensation for the Plan Year.

( )	(2)
Safe Harbor Nonelective Contributions: The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to 3 percent of the Employee’s Compensation for the Plan Year, unless the Employer inserts a greater percentage here ____%.

( )	(b)	If checked, the ADP Test Safe Harbor Contributions will be made to ______________________________

[insert name of defined contribution plan of Employer]

64.	Additional ACP Test Safe Harbor Matching Contributions

[NOTE: NO ADDITIONAL CONTRIBUTIONS ARE REQUIRED IN ORDER TO SATISFY THE REQUIREMENTS FOR A SAFE HARBOR CODA. HOWEVER, IF THE EMPLOYER DESIRES TO MAKE MATCHING

CONTRIBUTIONS OTHER THAN BASIC OR ENHANCED MATCHING CONTRIBUTIONS, THEN COMPLETE THE FOLLOWING.]

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the account of each Eligible Employee in the amount of

[ELECT ONE]:

( )	(a)	___ percent of the Employee’s Elective Deferrals that do not exceed 6 percent of the Employee’s Compensation for the Plan Year.

( )	(b)
___ percent of the Employee’s Elective Deferrals that do not exceed ___ percent of the Employee’s Compensation for the Plan Year plus ___ percent of the Employee’s Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed 6 percent of Compensation. [THE NUMBER INSERTED IN THE THIRD BLANK CANNOT EXCEED THE NUMBER INSERTED IN THE FIRST BLANK.]

( )	(c)
the Employee’s Elective Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Year. Such percentage is determined by the Employer for the year but in no event can it exceed 4 percent of the Employee’s Compensation.

65.
Vesting of ACP Test Safe Harbor Matching Contributions: ACP Test Safe Harbor Matching Contributions will be vested in accordance with the following schedule (must be as favorable as those listed in Item #38):

Years of Service	Vested Percentage
Less than 1	0
1	0
2	20 (not less than 20%)
3	40 (not less than 40%)
4	60 (not less than 60%)
5	80 (not less than 80%)
6	100%

401(K) SIMPLE PROVISIONS

66.	( )
By checking this box the Employer elects to have the 401(k) SIMPLE Provisions described in Article XVII apply to the Plan. (This box may only be checked if the Plan uses a calendar-year Plan Year and the Employer is an Eligible Employer as defined in Section 17.02(b) of Article XVII. An amendment to have the 401(k) SIMPLE Provisions no longer apply if effective the next January.

67.
The Nonelective Contribution described in Section 17.03(b)(2) of the Plan will be allocated to all Eligible Employees who received at least $_____ [insert an amount less than or equal to $5,000] Compensation for the Year.

DAVIS BACON PLANS

68.	( )	The Employer shall allocate contributions based on Section 3.10 of the Plan. If this item is checked, the Employer must complete Attachment B.

OVERRIDING LANGUAGE FOR MULTIPLE PLANS

69.
If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

(a)	If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

(X)	(1)	The provisions of Section 6.02 of Article VI will apply as if the other plan were a master or prototype plan.

( )	(2)
(Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

(b)
For Limitation Years beginning before January 1, 2000, if the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer: (Provide language which will satisfy the 1.0 limitation of Section 415(e) of the Code.) For limitation years beginning after December 31, 1997, for purposes of applying the limitations of this article, Compensation paid or made available during such limitation year shall include any Elective Deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457.

RELIANCE ON OPINION LETTER

70.
The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with basic Plan Document #01.

The Sponsor will inform the adopting Employer of any amendments it makes to the Plan or of its discontinuance or abandonment of the Plan.

NOTICE: Failure to properly complete this Adoption Agreement may result in disqualification of the Plan. The Employer’s tax advisor should review the Plan and Trust and this Adoption Agreement prior to the Employer adopting such Plan.

The undersigned Employer acknowledges receipt of a copy of the Plan and adopts such Plan this 1st day of December, 2006.

Name of Employer: BioFuel Energy, L.L.C.

Name of Trustee: Michael N. Stefanoudakis or Scott H Pearce

Authorized Signature: /s/ Scott H. Pearce                    Print Name/Title of Signer: Authorized Signatory

Authorized Signature:_________________________ Print Name/Title of Signer:____________________________

Authorized Signature:_________________________ Print Name/Title of Signer_____________________________

RESTATEMENT EFFECTIVE DATES

Note: If this Plan is not a restatement of any existing Plan, this item does not apply.

General Restatement Effective Dates:

Provision	Effective Date
(X) (a) Not applicable. This is not an amendment and restatement.	___________
( ) (b) The eligibility requirements of Item ____________________	___________
( ) (c) The Employer Profit Sharing provisions of Item ____________________	___________
( ) (d) The Vesting Formula of Item ____________________	___________
( ) (e) In-Service	___________
( ) (f) Loans	___________
( ) (g) Definition of Required Beginning Date of Item ____________________	___________
( ) (h) Entry Date(s) of Item ____________________	___________

401(k)/401(m) Effective Dates:

( ) (a) Amended to include:	___________
( ) Traditional 401(k);	___________
( ) Safe Harbor;	___________
( ) Simple 401(k)	___________
( ) (b) Commencement of Elective Deferrals	___________
( ) (c) Matching Contributions	___________
( ) (d) Qualified Nonelective Contributions	___________
( ) (e) Qualified Matching Contributions	___________
( ) (f) In-Service Distributions	___________
( ) (g) Financial Hardship	___________
( ) (h) Hardship	___________
( ) (i) Current Year Data election ____________________
( ) (j) Prior Year Data election ____________________
( ) (k) Top-Paid Group election ____________________

Note: The effective date(s) above may not be earlier than January 1, 1997 and not later than the last day of the Plan Year in which the Adoption Agreement is signed.